UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): March 14, 2006
VALERA PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation or Organization)	000-51768 (Commission File Number)	13-4119931 (I.R.S. Employer Identification Number)

7 Clarke Drive, Cranbury, New Jersey (Address of Principal Executive Offices)	08512 (Zip Code)
(609) 235-3000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
Index of Exhibits
PRESS RELEASE

Item 8.01. Other Events.
Valera Pharmaceuticals, Inc. (the “Company”) today issued a press release announcing that Paladin Labs has received approval from Health Canada to market the Company’s VANTAS® product in Canada for the palliative treatment of advanced prostate cancer.
A copy of the press release is filed as Exhibit 99.1 to this 8-K and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibit No.	Description

99.1	Press Release issued March 14, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALERA PHARMACEUTICALS, INC.
Date: March 14, 2006	By:	/s/ Andrew T. Drechsler
Andrew T. Drechsler
Chief Financial Officer

Index of Exhibits

Exhibit No.	Description
99.1*	Press Release issued March 14, 2006.

*	Filed herewith